Third Quarter 2015 October 27, 2015 Earnings Conference Call Supplement (Unaudited Results) Jerome A. Peribere – President & CEO Carol P. Lowe – Senior Vice President & CFO Karl R. Deily – President, Food Care Exhibit 99.2

Safe Harbor and Regulation G Statement This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2014 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s October 27, 2015 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures. Information reconciling forward-looking non-U.S. GAAP measures to U.S. GAAP measures is not available without unreasonable effort. Website Information We routinely post important information for investors on our website, www.sealedair.com, in the "Investor Relations" section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Key Takeaways THIRD QUARTER 2015 Acquired B+ Equipment on August 3, 2015, a private technology company that manufactures and services automated packaging equipment designed for cube optimization and fulfillment velocity. Announced sale of European trays business on October 1. European trays business generated $71 million in 2014 sales. As of October 23, 2015, repurchased 14.5 million shares for $726 million year-to-date. Updated 2015 outlook for Adjusted EBITDA, Adjusted EPS and Free Cash Flow to reflect YTD performance and business trends into year-end. Reported U.S. GAAP Measures, Continuing Operations Q3-15 Net Sales: $1.75B; Operating Profit: $176M; Net Income: $87M; Cash Flow from operating activities:$ 679 Q3-14 Net Sales: $2.0B; Operating Profit: $185M; Net Income: $61M; Cash Flow from operating activities: ($465) Business Highlights Quarterly Highlights Sales of $1.75 billion increased 2.7% YoY on an organic basis with growth across all regions Adjusted EBITDA of $300 million or 17.2% of net sales increased 15.6% YoY on an organic basis despite $39 million of unfavorable currency translation. Generated $331 million of Free Cash Flow YTD 2015, excluding tax refund of $235 million related to the Settlement agreement payment.

YoY Regional Sales Performance Constant Dollar refers to unit volume and price/mix performance and excludes the impact of currency translation. Organic refers to unit volume and price/mix performance and excludes the impact of currency translation and NA trays and absorbent pads business divestiture. THIRD QUARTER 2015 Q3 Net Sales: $1.75B As Reported % Change: (11.6%) YoY Constant Dollar % Change: 0.1% YoY Organic % Change: 2.7% YoY Latin America Reported: (21.1%) Constant Dollar: 3.1% % of Sales: 9% North America Reported: (7.1%) Constant Dollar: (5.5%) Organic: 1.2% % of Sales: 42% Europe, Middle East, Africa Reported: (13.7%) Constant Dollar: 4.2% % of Sales: 35% Asia Pacific Reported: (11.9%) Constant Dollar: 2.7% % of Sales: 14%

Q3 Net Sales ($M) YTD Net Sales ($M) Q3 & YTD 2015 Net Sales Bridge -53 Constant Dollar Sales Growth: 0.1% Organic Sales Growth: 2.7% Constant Dollar Sales Growth: 1.3% Organic Sales Growth: 3.2%

Price/Mix & Volume Trends * Food Care & North America Q3 2015 results reflect organic growth trends, which exclude the impact of currency translation and NA trays and absorbent pads business divestiture. Product Price/Mix (% Change) By Division Q1 2015 Q2 2015 Q3 2015 Food Care 3.3% 2.7% 2.8% Diversey Care 1.7% 2.2% 1.4% Product Care 3.5% 1.3% 0.8% Sealed Air 2.9% 2.4% 2.1%   By Region Q1 2015 Q2 2015 Q3 2015 North America 2.5% 1.3% 1.1% EMEA 1.8% 1.5% 0.9% Latin America 11.4% 11.9% 11.8% AsiaPac 0.7% 1.3% 0.6% Sealed Air 2.9% 2.4% 2.1% Volume (% Change) By Division Q1 2015 Q2 2015 Q3 2015 Food Care 2.5% 1.5% 0.3% Diversey Care (0.2%) 1.6% 2.5% Product Care (2.4%) (1.6%) (2.5%) Sealed Air 0.6% 0.9% 0.6%   By Region Q1 2015 Q2 2015 Q3 2015 North America 0.6% 1.1% 0.1% EMEA 1.2% 1.4% 3.3% Latin America (4.8%) (3.2%) (8.7%) AsiaPac 2.8% 2.3% 2.1% Sealed Air 0.6% 0.9% 0.6% Constant Dollar Sales (% Change) By Division Q1 2015 Q2 2015 Q3 2015 Food Care 5.8% 4.2%* 3.1%* Diversey Care 1.5% 3.8% 3.9% Product Care 1.1% (0.3%) (1.7%) Sealed Air 3.5% 3.3%* 2.7%*   By Region Q1 2015 Q2 2015 Q3 2015 North America 3.2% 2.3%* 1.2%* EMEA 3.1% 2.9% 4.2% Latin America 6.6% 8.7% 3.1% AsiaPac 3.5% 3.6% 2.7% Sealed Air 3.5% 3.3%* 2.7%*

- - -39 Q3 Adj. EBITDA ($M) YTD Adj. EBITDA ($M) Q3 & YTD 2015 Adj. EBITDA Bridge 6.6% -96 -27 Margin: 14.5% Margin: 16.9% Margin: 15.3% Margin: 17.2% Constant Dollar Adj. EDITDA Growth: 12.2% Organic Adj. EBITDA Growth: 15.6% Constant Dollar Adj. EDITDA Growth: 18.0% Organic Adj. EBITDA Growth: 20.6%

YTD Net Sales ($M) Food Care -10 Q3 Adjusted EBITDA ($M) YTD Adjusted EBITDA ($M) Adj. EBITDA Margin: Q3 2015: 20.1% Q3 2014: 18.4% -12 Q3 Net Sales ($M) Adj. EBITDA Margin: YTD 2015: 20.8% YTD 2014: 17.5% Constant Dollar Net Sales Growth: (2.2%) Constant Dollar Net Sales Growth: 0.6% Organic Net Sales Growth: 3.1% Organic Net Sales Growth: 4.4% Constant Dollar Adj. EBITDA Growth: 4.2% Organic Adj. EBITDA Growth: 9.8% Constant Dollar Adj. EBITDA Growth: 16.9% Organic Adj. EBITDA Growth: 21.3%

YTD Net Sales ($M) Diversey Care Q3 Adjusted EBITDA ($M) YTD Adjusted EBITDA ($M) Adj. EBITDA Margin: Q3 2015: 13.2% Q3 2014: 12.7% Q3 Net Sales ($M) Adj. EBITDA Margin: YTD 2015: 11.7% YTD 2014: 11.4% Constant Dollar Net Sales Growth: 3.9% Constant Dollar Net Sales Growth: 3.2% Constant Dollar Adj. EBITDA Growth: 12% Constant Dollar Adj. EBITDA Growth: 10.5%

YTD Net Sales ($M) Product Care Q3 Adjusted EBITDA ($M) YTD Adjusted EBITDA ($M) Adj. EBITDA Margin: Q3 2015: 21.1% Q3 2014: 17.7% -6 Q3 Net Sales ($M) Adj. EBITDA Margin: YTD 2015: 20.6% YTD 2014: 17.6% Constant Dollar Net Sales Growth: (1.7%) Constant Dollar Net Sales Growth: (0.3%) Constant Dollar Adj. EBITDA Growth: 16.1% Constant Dollar Adj. EBITDA Growth: 16.4%

($ in millions) Free Cash Flow Before Settlement Agreement & Related Items Nine Months Ended September 30 Free Cash Flow ($ in millions) Nine Months Ended September 30 Free Cash Flow 2014 2015 Adjusted EBITDA 837 892 Interest Payments, excluding Settlement Agreement interest (243) (169) Settlement Agreement, and Related Items (930) 235 Restructuring Payments (76) (72) Tax Payments (66) (79) SARs Payments (18) (20) Net Change in Working Capital * (25) (58) Other Assets/Liabilities and Other 56 (51) Cash Flow (Used in)Provided by Operations (465) 678 Capital Expenditures (94) (112) Free Cash Flow (559) 566 Free Cash Flow Before Settlement Agreement and Related Items 371 331 * Includes changes in trade receivables, net, inventories and accounts payable.

2015 Financial Outlook Note: Updated 2015 Outlook includes Q1 2015 Financial Results from trays and absorbent pads business. Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items.     2015 Outlook 2015 Outlook, Provided July 30, 2015 Net Sales Approx. $7.0B Approx. $7.1B (Unfavorable) FX Impact Approx. (10%) Approx. (9%)   Organic Growth Approx. 3.0% Approx. 3.0%       Adjusted EBITDA Approx. $1.165B $1.16 - $1.17B (Unfavorable) FX Impact Approx. ($125M) Approx. ($110M)       Interest Expense $235M $235M D&A $290M $300M Anticipated Tax Rate 25% 25%       Adjusted EPS Approx. $2.32 $2.24 - $2.28       Free Cash Flow Approx. $560M Approx. $585M Capex $190M $210M Restructuring Costs $110M $120M Interest Payments $230M $230M

Q&A Earnings Conference Call Third Quarter 2015